Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2022
Financial Instruments and Risk Management
Financial Instruments and Risk Management

Note 5. Financial Instruments and Risk Management

Financial risk management and risk management framework

In terms of financial risks, the Company has exposure to liquidity risk and market risk comprising foreign exchange risk. This note presents information about the Company’s exposure to each of the above risks together with the Company’s objectives, policies and processes for measuring and managing risks. The Company’s Board of Directors monitors each of these risks on a regular basis and implements policies as and when they are required. Details of the current risk management policies are provided below.

Liquidity risk

The exposure to liquidity risk primarily relates to the risk of failure to meet the Company’s obligations when they become due, which could happen if current assets are not enough to cover the amount of short-term liabilities. The Company has considered whether conditions and events exist that, when considered in aggregate, raise significant doubt about the Company’s ability to continue as a going concern for at least a year from the date of the financial statements. The Company has a history of incurring operating losses and negative cash flows from operations. The Company anticipates incurring additional losses until such time, if ever, it can complete its research and development (“R&D”) activities and obtain an out-licensing partnership for its product candidates and generate revenues from such product candidates.

The Company monitors its funding situation closely to ensure that it has access to sufficient liquidity to meet its forecasted cash requirements. Analyses are run to reflect different scenarios including, but not limited to, cash runway, human capital resources and pipeline priorities to identify liquidity risk. This enables Management and the Board of Directors to prepare for new financing transaction and/ or adjust the cost base accordingly. In March 2023 the Company adjusted the organization and optimized the strategy around EVX-01 to focus the operation and save costs. As of the date of these consolidated financial statements the Company, with its current strategic plans, anticipates that the current cash position and the cash requirements per the 2023 Annual Budget will provide sufficient cash until the beginning of December 2023. Substantial additional financing will be needed by the Company to fund its operations and to continue development of its product candidates.

The Company plans to finance cash needs through equity offerings, or other capital sources, including potential collaborations or licenses and adjust spending on new and ongoing development and corporate activities, as needed.

Due to the continuing operating losses, expected negative cash flows and the need for additional funding to finance future operations, the Company concluded that there is significant doubt about its ability to continue as a going concern through one year from the balance sheet date.

The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Accordingly, the consolidated financial statements have been prepared on a basis that assumes the Company will continue as a going concern and which contemplates the realization of assets and discharge of its liabilities and commitments in the normal course of business. The matters that raise significant doubt about the Company’s ability to continue as a going concern also raise substantial doubt as contemplated by the Public Accounting Oversight Board (PCAOB) standards.

As of December 31, 2022 and December 31, 2021, our available liquidity, comprised of cash and cash equivalents, was $13.2 million and $32.2 million, respectively and our total equity was $8.3 million and $32.4 million, respectively.

On February 5, 2021, the Company completed our initial public offering through which we issued and sold 3,000,000 ADSs, each of which represents one ordinary share, at a price to the public of $10.00 per ADS. We received aggregate net proceeds of $25.3 million from the initial public offering, after deducting the underwriting discounts and commissions and offering expenses payable by us. Upon the completion of the initial public offering, our registered, issued, and outstanding share capital was nominal DKK 19,198,668 divided into 19,198,668 ordinary shares of DKK 1 each.

On November 9, 2021, we completed a follow-on public offering through which we issued and sold 3,942,856 ADSs, each of which represents one ordinary share, at a price to the public of $7.00 per ADS. The shares issued were inclusive of the 514,285 ADSs issued to the underwriters pursuant to the full exercise of their option to purchase additional shares on November 5, 2021. We received aggregate net proceeds of $24.9 million from the follow-on public offering, which includes the funds received for the additional shares issued to the underwriters, after deducting the underwriting discounts and commissions and offering expenses payable by us. Upon the completion of the follow-on public offering, the Company’s registered, issued, and outstanding share capital was nominal DKK 23,141,524.

On June 7, 2022 the Company entered into a Purchase Agreement (the “Purchase Agreement”) with an unrelated third party, Lincoln Park Capital Fund, LLC (“Lincoln Park”), to sell up to $40.0 million of its ordinary shares represented by American Depository Shares (“ADSs”) over a 36 month period. the Company is not obligated to sell any ordinary shares represented by ADSs pursuant to the Purchase Agreement and will control the timing and amount of any such sales, but in no event will Lincoln Park be required to purchase more than $1.5 million in ordinary shares represented by ADSs in any single regular purchase. Upon execution and delivery of the Purchase Agreement, the Company issued 428,572 ordinary shares represented by ADSs as consideration for a commitment fee of $1.2 million for Lincoln Park’s commitment to purchase its ordinary shares represented by ADSs under the Purchase Agreement. Upon completion of the Purchase Agreement, the Company’s registered, issued, and outstanding share capital was nominal DKK 23,686,452.

On October 3, 2022 the Company entered into an At-The-Market Issuance Sales Agreement with JonesTrading Institutional Services LLC (“JonesTrading”) to sell up to $14.4 million of its ordinary shares represented by ADSs. The Company agreed to pay JonesTrading commission equal to 3% of the gross proceeds of the sales price of all ADSs sold through them as sales agent under the Sales Agreement. The offering of the Company’s ADSs pursuant to the Sales Agreement will terminate on the earliest of (1) the sale of all of the ordinary shares subject to the Sales Agreement, or (2) termination of the Sales Agreement by the Company or JonesTrading. The Company and JonesTrading may terminate the sales agreement at any time upon ten days prior notice. JonesTrading may terminate the Sales Agreement at any time in certain circumstances, including the occurrence of a material adverse change that, in their judgment, may make it impracticable or inadvisable to market or sell the Company’s ADSs or a suspension or limitation of trading the Company’s ADSs on The NASDAQ Capital Market. During the period between October 13, 2022 and October 20, 2022, the Company sold 114,402 ordinary shares represented by ADSs, at a volume weighted average price of $2.76 per ADS. The ADSs were sold in an at-the-market offering pursuant to the terms and subject to the conditions contained in a Capital Demand Sales Agreement between the Company and JonesTrading Institutional Services LLC, dated October 3, 2022. After deducting fees and expenses, total proceeds to the Company from the sales of the ADSs were approximately $0.3 million. In connection with such sales, the Company registered aggregate share capital increases of nominal DKK 114,402 with the Danish Business Authority. Upon completion of the Sales Agreement and related capital increases during the period between October 13, 2022 and October 20, 2022, the Company’s registered, issued, and outstanding share capital was nominal DKK 24,092,330.

On December 29, 2022 the Company sold 4,450 ordinary shares represented by ADSs, DKK 1 nominal value with each ordinary share represented by one ADSs, at a VWAP of $2.24 per ADS. The ordinary shares represented by ADSs were sold pursuant to the Sales Agreement with JonesTrading dated October 3, 2022. Gross proceeds from the sale of ordinary shares represented by ADSs were approximately $9,968. In connection with the sale, the Company registered aggregate share capital increase of nominal DKK 4,450 with the Danish Business Authority. Upon completion of the sale, the Company’s registered, issued, and outstanding share capital was nominal DKK 24,139,413.

At year end, due to warrant exercise, the outstanding share capital was nominal DKK 24,139,413.

As of the date of these consolidated financial statements the Company, with its current strategic plans, anticipates that the current cash position and the cash requirements per the 2023 Annual Budget will provide a positive cash runway until beginning of December 2023.

The Company’s approach to managing liquidity is to ensure, as far as possible, that it will have sufficient liquidity to meet its liabilities when they are due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to their reputation.

The following are the contractual undiscounted outflows associated with the Company’s financial liabilities in the current and prior year:

	December 31, 2022
	(USD in thousands)
	Carrying	Contractual
	amount	cash flows	<1 year	1 – 5 years	>5 years	Total
Borrowings	$8,000	$11,859	$360	$1,531	$9,968	$11,859
Lease payables	2,255	2,255	147	788	1,320	2,255
Trade payables	2,085	2,085	2,085	—	—	2,085
Provisions	144	144	—	—	144	144
Other payables	312	312	312	—	—	312
Total	$12,796	$16,655	$2,904	$2,319	$11,432	$16,655

	December 31, 2021
	(USD in thousands)
	Carrying	Contractual
	amount	cash flows	<1 year	1 – 5 years	>5 years	Total
Borrowings	$1,170	$1,458	$192	$769	$497	$1,458
Lease payables	2,520	3,698	326	1,223	2,149	3,698
Trade payables	2,848	2,848	2,848	—	—	2,848
Provisions	153	153	—	—	153	153
Other payables	46	46	46	—	—	46
Total	$6,737	$8,203	$3,412	$1,992	$2,799	$8,203

The financial liabilities include estimated or contractual interest rate payments.

Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. The type of market risk that impacts the Company is currency risk. The Company does not currently have any loans or holdings that have variable interest rate. Accordingly, the Company is not exposed to material interest rate risk.

Foreign currency risk

Foreign currency risk is the risk that the fair value or future cash flows of an exposure will fluctuate because of changes in foreign exchange rates. The primary exposure derives from the Company’s operating expenses paid in foreign currencies, mainly USD and

Australian dollars. This exposure is known as transaction exposure. Any reasonable or likely movements in foreign exchange rates would not have a material impact on the Company’s operating results. The Company’s policy for managing foreign currency risks is to convert cash received from financing activities to currencies consistent with the Company’s expected cash outflows.

Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument, leading to a financial loss for the Company. The Company’s exposure to credit risk is limited to deposits with banks with high credit ratings. Accordingly, the Company does not have material credit risk and no provision for credit risk is recognized.

Capital management

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

The Company raises capital from the issue of equity, grants or convertible loan notes. On a regular basis, management receives financial and operational performance reports that enable management to assess the adequacy of resources on hand and the Company’s liquidity position to determine future financing needs. For further information on financing needs refer to Note 2.

Fair values

Financial instruments measured at fair value in the statements of financial position are grouped into three levels of fair value hierarchy. This grouping is determined based on the lowest level of significant inputs used in fair value measurement, as follows:

1.	Level I – quoted prices in active markets for identical assets or liabilities.
2.	Level II – inputs other than quoted prices included within Level I that are observable for the instrument, either directly (i.e. as prices) or indirectly (i.e. derived from prices).
3.	Level III – inputs for instrument that are not based on observable market data (unobservable inputs).

The Company issued warrants in connection with the EIB Loan Agreement. The EIB Warrants liability is measured in full upon issuance. The liability is measured initially at its fair value and is subsequently remeasured at the redemption amount. The liability is classified in level 1 of the fair value hierarchy. Due to the fact that the exercise price is insignificant compared to the share price, there is virtually no time value. Refer to Note 18 for further information regarding the EIB Warrants.

There were no financial assets and liabilities measured at fair value on a recurring basis by level within the fair value hierarchy as of December 31, 2021.